UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
November 8, 2006
Date of Report (Date of earliest event reported)
Golden Telecom, Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-27423	51-0391303
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
Representation Office Golden TeleServices, Inc.
1 Kozhevnichesky Proezd
Moscow, Russia 115114
(Address of principal executive office)
(011-7-501) 797-9300
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instructions A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Items
Item 9.01. Financial Statements and Exhibits
SIGNATURES
Golden Telecom, Inc.'s Earnings Conference Call and slide presentation

Item 8.01. Other Items.
     A copy of a slide presentation, which Golden Telecom, Inc. will use at the Third Quarter 2006 Earnings Conference Call and Webcast on November 8, 2006, is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.
(c) Exhibits

Designation	Description of Exhibit
99.1	Golden Telecom, Inc.’s Earnings Conference Call and Webcast slide presentation.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

GOLDEN TELECOM, INC.
(Registrant)

By:	/s/ BORIS SVETLICHNY

Name:	Boris Svetlichny
Title:	Senior Vice-President,
Chief Financial Officer and Treasurer
Date: November 8, 2006

Exhibit Index

Designation	Description of Exhibit
99.1	Golden Telecom, Inc.’s Earnings Conference Call and Webcast slide presentation.